                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of earliest event) August 30, 2002
                                                     ---------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                                    0-20100                                      34-1686642
------------------------------           ------------------------------         --------------------------------
(State or other jurisdiction of          (Commission File Number)               (IRS Employer Identification No.)
incorporation)



5200 Stoneham Road, North Canton, Ohio                             44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code

ITEM 9.  REGULATION FD DISCLOSURE

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

NATURAL GAS HEDGE POSITION

         From August 30, 2002 through September 5, 2002, the Company placed additional hedge positions covering 8,730 Bbtu of its natural gas production for the period from January 2003 through March 2005. The hedges are in the form of swaps based on a New York Mercantile Exchange ("NYMEX") equivalent weighted average price of $3.85 per Mmbtu.

         The following table reflects the natural gas volumes and the weighted average prices under financial hedges (including settled hedges) and fixed price contracts at September 11, 2002:

                                                      NATURAL GAS COLLARS                           FIXED PRICE CONTRACTS
                                  -----------------------------------------------------------     ---------------------------
                                     MONTHLY NYMEX SETTLE OF         MONTHLY NYMEX SETTLE
                                        $1.75 OR HIGHER               LOWER THAN $1.75
                                  ----------------------------    ---------------------------
                                                                                 ESTIMATED                      ESTIMATED
                                  NYMEX PRICE     ESTIMATED         NYMEX         WELLHEAD                      WELLHEAD
                                  PER MMBTU     WELLHEAD PRICE    PRICE PER       PRICE PER       ESTIMATED     PRICE PER
QUARTER ENDING          BBTU       FLOOR/CAP       PER MCF         MMBTU            MCF             MMCF           MCF
-----------------      -------   -------------  --------------    ---------       ---------       ---------     ---------
December 31, 2002       2,130    $ 2.25 - 4.00   $ 2.47 - 4.22     Monthly         Monthly           430          $ 4.18
                       -------   -------------   -------------      NYMEX           NYMEX            ---          ------
                        2,130    $ 2.25 - 4.00   $ 2.47 - 4.22    settle plus     settle plus        430          $ 4.18
                       =======   =============   =============      $0.50           $0.65 to         ===          ======
                                                                                     $0.75
March 31, 2003          1,650    $ 3.40 - 5.23   $ 3.65 - 5.48                                       180          $ 3.48
June 30, 2003           1,650      3.40 - 5.23     3.55 - 5.38                                       110            3.12
September 30, 2003      1,650      3.40 - 5.23     3.55 - 5.38                                        75            2.68
December 31, 2003       1,650      3.40 - 5.23     3.62 - 5.45                                        70            2.59
                       -------   -------------   -------------                                       ---          ------
                        6,600    $ 3.40 - 5.23   $ 3.59 - 5.42                                       435          $ 3.11
                       =======   =============   =============                                       ===          ======

                                       NATURAL GAS SWAPS
                                  ----------------------------
                                                  ESTIMATED
                                  NYMEX PRICE   WELLHEAD PRICE
QUARTER ENDING          BBTU      PER MMBTU        PER MCF
-----------------      -------   ------------  ----------------
December 31, 2002         350       $ 3.57         $ 3.70
                       -------      ------         ------
                          350       $ 3.57         $ 3.70
                       =======      ======         ======

March 31, 2003            990       $ 3.84         $ 4.09
June 30, 2003             990         3.84           3.99
September 30, 2003        990         3.84           3.99
December 31, 2003         990         3.84           4.06
                       -------      ------         ------
                        3,960       $ 3.84         $ 4.03
                       =======      ======         ======

March 31, 2004            930       $ 3.85         $ 4.10
June 30, 2004             930         3.85           4.00
September 30, 2004        930         3.85           4.00
December 31, 2004         930         3.85           4.07
                       -------      ------         ------
                        3,720       $ 3.85         $ 4.04
                       =======      ======         ======

March 31, 2005          1,050       $ 3.87         $ 4.12
                       -------      ------         ------
                        1,050       $ 3.87         $ 4.12
                       =======      ======         ======


    BBTU - BILLION BRITISH THERMAL UNITS        MMCF - MILLION CUBIC FEET
    MMBTU - MILLION BRITISH THERMAL UNITS       MCF - THOUSAND CUBIC FEET

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 12, 2002                BELDEN & BLAKE CORPORATION
      --------------------               (Registrant)


                                         By:  /s/ Robert W. Peshek
                                             ----------------------------------
                                              Robert W. Peshek, Vice President
                                              and Chief Financial Officer